                                                                       EXHIBIT 9


                             VOTING TRUST AGREEMENT


         THIS AGREEMENT, by and between                            , a
stockholder holding voting shares of common stock of EMPIRE BANC CORPORATION, a Delaware corporation, having its principal offices at 1227 East Front Street, Traverse City, Michigan (hereinafter referred to as "Corporation"), and any other stockholders holding voting shares of common stock of said Corporation who may hereafter become parties hereto through delivery of their stock to the Voting Trustee and execution of this Agreement (all of whom herein are collectively referred to as "Stockholder"), and JAMES E. DUTMERS, JR. (hereinafter referred to as "Voting Trustee"):

         WHEREAS, the undersigned did enter into a Voting Trust Agreement dated June 1, 1990, which Voting Trust Agreement provided that said Trust should continue in force until the 30th day of May, 1998, unless terminated earlier by mutual agreement; and

         WHEREAS, the undersigned deem it to be in their mutual best interests to terminate said Trust Agreement as between them only by mutual agreement and to enter into a separate and independent Voting Trust Agreement; and

         WHEREAS, Stockholders are owners of common stock of Corporation and are desirous of parting with their voting rights and privileges over said Corporation shares to the maximum extent permitted by Michigan law as being in the best interests of Stockholders; and

         WHEREAS, the Voting Trustee is willing to act as Voting Trustee in this stock of Corporation in a manner which will advance the best interests of the Stockholders and Corporation.

         NOW, THEREFORE, the parties mutually agree as follows:

         1. REVOCATION: The Voting Trust Agreement dated June 1, 1990, shall be and is hereby revoked as to the signatories hereof only.

         2. DEPOSIT: Simultaneously with the execution of this Agreement, the Stockholders have deposited with the Voting Trustee certificates for shares of Corporation stock properly assigned to the Voting Trustee. Any additional Stockholders who become parties to this Agreement through deposit of their stock and execution of this Agreement shall be bound by all terms hereof.

         3. VOTING TRUST CERTIFICATES: The Voting Trustee shall forthwith issue to Stockholders a Voting Trust Certificate in substantially the form attached as Exhibit "A" reflecting the relative rights of the parties, particularly of Stockholders.

         4. TRANSFERABILITY OF VOTING TRUST CERTIFICATE: Voting Trust Certificates shall be transferable only as therein and herein provided and any transfer so made shall vest in the transferee all the rights and interests of the transferor under the Voting Trust Certificate transferred under this Agreement and upon such transfer, the Voting Trustee will deliver or cause to be delivered to the transferee a Voting Trust Certificate for the same number of common shares of the Corporation as represented by


                                      -2-

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the certificates so transferred. Until such transfer, the Voting Trustee and
Corporation may treat Stockholders as the owner thereof for all purposes.

         5. TITLE: Title to all common shares of Corporation stock deposited hereunder shall be vested in the Voting Trustee and shall give the Voting Trustee in respect of such shares all rights of common Stockholders of any kind and character including the right to vote for the Directors and also including the right to vote such shares and to take part in or consent in writing or otherwise to any corporate or Stockholders' action whether ordinary or extraordinary including any amendment of the Articles of Incorporation and/or the Bylaws of Corporation deemed by the Voting Trustee to be desirable, all upon such terms and conditions and under such circumstances as it, in the Voting Trustee's unrestricted discretion, may from time to time determine and to do or perform any other act or thing which the common stockholders of Corporation are now or may hereafter be entitled to do or perform including the receipt of dividends on said shares; and it is expressly understood and agreed that the holder of a Voting Trust Certificate shall not have any right either under said Voting Stock Certificate or under this Agreement or under any agreement expressed or implied or otherwise with respect to any shares held by the Voting Trustee hereunder, to vote such shares or to take part in or consent to any corporate or stockholder action, or to do or perform any other act or thing which common stockholders of Corporation are now or may hereafter become entitled to do or perform.


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         6. RESTRICTIONS ON ENCUMBRANCE: The Voting Trustee shall not sell, pledge, hypothecate, mortgage or place any lien or charge upon the shares of Corporation subject hereto.

         7. DIVIDENDS: The holder of a Voting Trust Certificate shall be entitled, until termination of this Trust, to receive from time to time payments equal to dividends, if any, received by the Voting Trustee upon the number of shares represented by such Voting Trust Certificate; or the Voting Trustee may in his discretion, instead of receiving and distributing any dividend declared on the shares subject hereto, authorize Corporation to make payment thereof directly to the holders of the outstanding Voting Trust Certificates.

         8. STOCK CERTIFICATES: In case the Voting Trustee shall receive any additional share certificates of Corporation from parties to this Agreement or certificates issued by way of dividends upon shares held by him under this Agreement or otherwise, the Voting Trustee shall hold such shares likewise subject to the terms of this Agreement and shall issue a Voting Trust Certificate or certificates representing such share certificate to the parties entitled thereto.

         9. DURATION: This Voting Trust shall continue in force until the 30th day of May, 2004, unless sooner terminated by mutual agreement. On transfer of all or any part of the stock at



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the option of Stockholders, this Agreement may be terminated. On the foregoing date or upon earlier termination of this Voting Trust, the shares of Corporation held by the Voting Trustee hereunder shall be distributed to the holder of the Voting Trust Certificate upon presentation and surrender thereof.

         10. RULES OF PROCEDURE AND VOTING BY VOTING TRUSTEE: The Voting Trustee may adopt his own rules and procedures.

         In voting the shares deposited hereunder or in doing any act with respect to the control or management of Corporation or its affairs or otherwise acting hereunder, the Voting Trustee shall exercise his best judgment in the interests of Stockholders, but the Voting Trustee assumes no responsibility in respect thereto or of any action taken by him or taken in pursuance of his consent thereto, or in pursuance of his vote so cast. The Voting Trustee may, from time to time, and the Successor Voting Co-Trustees shall, in the event they cannot agree, consult with PATRICIA JOHNSON DUTMERS and CORNELIUS A. JOHNSON prior to voting the shares deposited hereunder. The Voting Trustee shall have the full and unqualified right and power to vote and to execute consents with respect to all shares of stock deposited or held hereunder, in person or by proxy at any and all meetings of the shareholders of Corporation, for whatever purpose called or held, and in any and all proceedings, whether at meetings of shareholders or otherwise, wherein the vote or written consent of shareholders may be required or authorized by law. This power of


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acting in person or by proxy, however, shall not be construed to enable the
Voting Trustee or his proxy to act otherwise as in this Agreement provided.

         11. EXONERATION, COMPENSATION AND EXPENSES: The Voting Trustee, whether as Stockholder, Trustee or otherwise, shall not be liable for any error of judgment or mistake of law or other mistake or for any act or admission of any agent or attorney, or for any misconstruction of this Agreement or for anything save only his own malfeasance. The compensation and expenses of the Voting Trustee shall be paid by Stockholders.

         12. RESIGNATION OF TRUSTEE AND SUCCESSOR TRUSTEE: The Voting Trustee may resign at any time by written notice to the Stockholders. In the event the Voting Trustee should die, resign or otherwise refuse or fail to act as Trustee, prior to the termination of this Voting Trust Agreement, GEORGE THOMAS DUTMERS and CHARLES E. OFENLOCH shall take his place as Successor Voting Co-Trustees hereunder with all of the title, rights, powers, duties and discretion herein vested in the original Voting Trustee.

         13. RESTRICTION ON STOCKHOLDERS' SALE OF STOCK: It is mutually agreed by all of the Stockholders a part to this Voting Trust Agreement that during the terms of this Voting Trust Agreement, they shall not sell any of their stock of Corporation that has been deposited with the Voting Trustee without first


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offering it to the other Stockholders who are parties to this Voting Trust
Agreement at the then fair market value. The other Stockholders shall have, individually or as a group, the right to purchase this stock from the selling Stockholder. They shall have thirty (30) days within which to determine whether they wish to buy said stock or not. Said thirty (30) days to run from the time they are notified in writing by certified mail of the offer to sell. If no Stockholders or Stockholder desires to purchase said stock, then the Selling Stockholder shall have the right to sell the stock to anyone or to any person that he so desires. This restriction on the sale of stock shall not affect the right of the Stockholder to make gifts of this stock to members of his immediate family or to children, grandchildren or great-grandchildren, but the same restriction on sale shall pass with the gift to the person receiving the gift and they shall be required to place their stock in the Voting Trust Agreement and sign the Agreement along with the other Stockholders.

         It is also mutually agreed by the Stockholders as parties to this Voting Trust Agreement that during the term of this Voting Trust Agreement they shall not pledge for any loan purposes any of the stock deposited with the Voting Trustee.

         14. MISCELLANEOUS: This Agreement shall be construed and governed by the laws of the State of Michigan.

         This Agreement may be executed simultaneously in two or more counterparts; each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.
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         This Agreement shall be effective upon execution of all parties hereto, which date shall be indicated by the Voting Trustee next to his signature on this Agreement.

         IN WITNESS WHEREOF, the Voting Trustee and Stockholders have signed this Agreement the day and year first above written.


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


Signed in the Presence of:            STOCKHOLDERS:

/s/ Susan E. Richardson             /s/ John Wayne Collins
------------------------------      --------------------------------
SUSAN E. RICHARDSON                   JOHN WAYNE COLLINS

/s/ Susan E. Richardson             /s/ Katherine J. Collins
------------------------------      --------------------------------
SUSAN E. RICHARDSON                   KATHERINE JANE COLLINS

/s/ Susan E. Richardson             /s/ Katherine J. Collins
------------------------------      --------------------------------
SUSAN E. RICHARDSON                   KATHERINE J. COLLINS, As
                                      Custodian For Matthew James
                                      Collins

/s/ Susan E. Richardson             /s/ Katherine J. Collins
------------------------------      --------------------------------
SUSAN E. RICHARDSON                   KATHERINE J. COLLINS, As
                                      Custodian For John Scott
                                      Collins

/s/ Patricia M. Dutmers             /s/ Chad Thomas Dutmers
------------------------------      --------------------------------
PATRICIA M. DUTMERS                   CHAD THOMAS DUTMERS

/s/ Shelly M. Stanton               /s/ Macaire M. Dutmers
------------------------------      --------------------------------
SHELLY M. STANTON                     MACAIRE M. DUTMERS

/s/ Shelly M. Staton                /s/ James E. Dutmers, Jr.
------------------------------      --------------------------------
SHELLY M. STATON                      JAMES E. DUTMERS, JR.

/s/ Eilen N. Knol                   /s/ George Thomas Dutmers
------------------------------      --------------------------------
EILEN N. KNOL                         GEORGE THOMAS DUTMERS

/s/ Eileen N. Krol                 /s/  Monica Dutmers
------------------------------     --------------------------------
EILEEN N. KROL                        MONICA DUTMERS, As
                                      Custodian For Molly Kathleen Dutmers

/s/ Shelly M. Staton                /s/ Patricia M. Dutmers
------------------------------      --------------------------------
SHELLY M. STATON                      PATRICIA M. DUTMERS

/s/ Shelly M. Staton                /s/ James E. Dutmers
------------------------------      --------------------------------
SHELLY M. STATON                      JAMES E. DUTMERS, JR., As
                                      Custodian For Chad Thomas
                                      Dutmers

/s/ Shelly M. Staton                /s/ James E. Dutmers
------------------------------      --------------------------------
SHELLY M. STATON                      JAMES E. DUTMERS, JR., As
                                      Custodian For Timothy James
                                      Dutmers

/s/ Shelly M. Stanton               /s/ Timothy J. Dutmers
------------------------------      --------------------------------
SHELLY M. STANTON                     TIMOTHY J. DUTMERS






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

Signed in the Presence of:               STOCKHOLDERS:





/s/ Shelly M. Stanton                  /s/ Susan E. Dutmers
------------------------------         --------------------------------
SHELLY M. STANTON                        SUSAN E. DUTMERS, a/k/a
                                         Susan Elizabeth Dutmers

/s/ Robert J. Boisjoli                 /s/ Cornelia Johnson Boisjoli
------------------------------         ------------------------------
ROBERT J. BOISJOLI                       CORNELIA JOHNSON BOISJOLI

/s/ Christopher E. Hasbrook            /s/ Nina Johnson Hanselmann
------------------------------         ---------------------------------
CHRISTOPHER E. HASBROOK                  NINA JOHNSON HANSELMANN

/s/ Christopher E. Hasbrook            /s/ Frederick C. Hanselmann
------------------------------         ---------------------------------
CHRISTOPHER E. HASBROOK                  FREDERICK C. HANSELMANN

/s/ Christopher E. Hasbrook            /s/ Cornelius A. Johnson
------------------------------         ---------------------------------
CHRISTOPHER E. HASBROOK                  CORNELIUS A. JOHNSON

/s/ Susan E. Richardson                /s/ Gail C. Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                      GAIL C. JOHNSON

/s/ Susan E. Richardson                /s/ George A. Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                      GEORGE A. JOHNSON

/s/ Susan E. Richardson                /s/ George Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                    GEORGE JOHNSON, As
                                       Custodian For Andrew
                                       Johnson

/s/ Susan E. Richardson                /s/ George A. Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                    GEORGE A. JOHNSON, As
                                       Custodian For Brett Culver
                                       Johnson

/s/ Susan E. Richardson                /s/ George A. Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                    GEORGE A. JOHNSON, As
                                       Custodian For Kimberly
                                       Johnson

/s/ Susan E. Richardson                /s/ George A. Johnson
------------------------------         ---------------------------------
SUSAN E. RICHARDSON                    GEORGE A. JOHNSON, As
                                       Trustee of Patricia J. McTigue
                                       And John P. McTigue Childress
                                       Educational Trust



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

Signed in the Presence of:            STOCKHOLDERS:



/s/ Christopher E. Hasbrook         /s/ Sara Johnson Ofenloch
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               SARA JOHNSON OFENLOCH, As
                                      Custodian For David
                                      Ofenloch

/s/ Christopher E. Hasbrook         /s/ Sara Johnson Ofenloch
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               SARA JOHNSON OFENLOCH

/s/ Christopher E. Hasbrook         /s/ Margaret Johnson Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               MARGARET JOHNSON LEAHY

/s/ Christopher E. Hasbrook         /s/ Timothy J. Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               TIMOTHY J. LEAHY

/s/ Christopher E. Hasbrook         /s/ Charles E. Ofenloch
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK              CHARLES E. OFENLOCH, As
                                     Custodian For David Patrick
                                     Ofenloch




















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

Signed in the Presence of:            STOCKHOLDERS:

/s/ Christopher E. Hasbrook         /s/ Margaret Johnson Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               MARGARET JOHNSON LEAHY, As
                                      Custodian For Katherine
                                      Leahy


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Signed in the Presence of:            STOCKHOLDERS:

/s/ Christopher E. Hasbrook         /s/ Margaret Johnson Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               MARGARET JOHNSON LEAHY, As
                                      Custodian for Michael Leahy

/s/ Christopher E. Hasbrook         /s/ Margaret Johnson Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               MARGARET JOHNSON LEAHY, As
                                      Custodian for Timothy Leahy, Jr

/s/ Christopher E. Hasbrook         /s/ Margaret Johnson Leahy
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               MARGARET JOHNSON LEAHY, As
                                      Custodian for Heather Ann Leahy

/s/ Christopher E. Hasbrook         /s/ Charles E. Ofenloch
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               CHARLES E. OFENLOCH

/s/ George Thomas Dutmers           /s/ Patricia Johnson Mctigue
------------------------------      --------------------------------
GEORGE THOMAS DUTMERS                 PATRICIA JOHNSON McTIGUE

/s/ George Thomas Dutmers           /s/ Patricia Johnson Mctigue
------------------------------      --------------------------------
GEORGE THOMAS DUTMERS                 PATRICIA JOHNSON McTIGUE, As
                                      Custodian for Brian McTigue

/s/ George Thomas Dutmers           /s/ Patricia Johnson Mctigue
------------------------------      --------------------------------
GEORGE THOMAS DUTMERS                 PATRICIA JOHNSON McTIGUE, As
                                      Custodian for Mary Ann McTigue

/s/ Susan M. Otting                 /s/ Sarah E. Johnson Malchow
------------------------------      --------------------------------
SUSAN M. OTTING                       SARAH E. JOHNSON MALCHOW

/s/ Shelly M. Stanton               /s/ Elizabeth A. Ofenloch
------------------------------      --------------------------------
SHELLY M. STANTON                     ELIZABETH A. OFENLOCH

/s/ Shelly M. Stanton               /s/ John Charles Ofenloch
------------------------------      --------------------------------
SHELLY M. STANTON                     JOHN CHARLES OFENLOCH



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

Signed in the Presence of:            STOCKHOLDERS:


                                      VOTING TRUSTEE:

/s/ Susan E. Richardson             /s/ James E. Dutmers, Jr.
------------------------------      --------------------------------
SUSAN E. RICHARDSON                   JAMES E. DUTMERS, JR.

                                      Dated: Nov. 10, 1997



                                      SUCCESSOR CO-VOTING TRUSTEES:

/s/ Helen C. Stiles                 /S/ George Thomas Dutmers
------------------------------      --------------------------------
HELEN C. STILES                       GEORGE THOMAS DUTMERS

/s/ Christopher E. Hasbrook         /s/ Charles E. Ofenloch
------------------------------      --------------------------------
CHRISTOPHER E. HASBROOK               CHARLES E. OFENLOCH




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